UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

FIRST CITIZENS BANCORPORATION, INC.

(Exact name of registrant as specified in its charter)

SOUTH CAROLINA	0-11172	57-0738665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Lady Street Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 733-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01. Regulation FD Disclosure
Item	8.01. Other Events

Registrant announced on October 18, 2004 that its wholly-owned subsidiary, First Citizens Bank and Trust Company, Inc., has entered into a definitive agreement to acquire People’s Community Capital Corporation, Inc., parent company of People’s Community Bank of South Carolina. The transaction is expected to be consummated during the first quarter of 2005. A copy of the joint press release announcing the proposed transaction is attached as an exhibit to this Report and is incorporated herein by reference.

Exhibit No.	Exhibit Description
99.1	Copy of press release dated October 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CITIZENS BANCORPORATION, INC. (Registrant)

Date: October 19, 2004	By:	/s/ Craig L. Nix
Craig L. Nix Chief Financial Officer

EXHIBIT INDEX

99.1	Copy of press release dated October 18, 2004